IMPAIRMENT OF NONFINANCIAL ASSETS	12 Months Ended
Mar. 31, 2020
Disclosure of Impairment of Assets [Abstract]
IMPAIRMENT OF NONFINANCIAL ASSETS
IMPAIRMENT OF NON-FINANCIAL ASSETS

The carrying amount of goodwill allocated to the Company's CGUs per operating segment is as follows:

Civil Aviation		Defence
Training Solutions		and Security	Healthcare	Total
Net book value as at March 31, 2018	$266.8	$217.5	$141.2	$625.5
Business combinations (Note 3)	375.1	67.9	—	443.0
Foreign currency exchange differences	(11.3)	5.4	5.1	(0.8)
Net book value as at March 31, 2019	$630.6	$290.8	$146.3	$1,067.7
Business combinations (Note 3)	19.2	—	0.9	20.1
Impairment	—	—	(37.5)	(37.5)
Foreign currency exchange differences	17.5	9.9	7.6	35.0
Net book value as at March 31, 2020	$667.3	$300.7	$117.3	$1,085.3

Goodwill is allocated to CGUs or a group of CGUs, which generally corresponds to the Company’s operating segments or one level below.

The Company performed its annual impairment test for goodwill during the fourth quarter of fiscal 2020. The Company determined the recoverable amount of the Civil Aviation Training Solutions, Defense and Security and Healthcare CGUs based on value in use calculations. The value in use of each CGU is calculated using estimated cash flows derived from the Company's five-year strategic plan as approved by management. Cash flows subsequent to the five-year period were extrapolated using a constant growth rate of 2% to 3%. These projections are inherently uncertain due to the fluidly evolving impact of the COVID-19 pandemic. The discount rates used to calculate the recoverable amounts reflect each CGUs’ specific risks and market conditions and range from 7.0% to 15.0%.

Based on the results of its impairment test of the Healthcare CGU, the Company recorded an impairment charge of $37.5 million relating to goodwill acquired in previous business acquisitions. The impairment charge is based on the general economic conditions at the time of the test, which negatively affected the discount rate used and the Healthcare CGU’s cash flow projections. The determination of the recoverable amount of the Healthcare CGU excluded the cash flows expected from the contract with the Government of Canada to design and manufacture 10,000 CAE Air1 ventilators, which was concluded subsequent to year end (see Note 33). Variations in the Company assumptions and estimates, particularly in the expected growth rates embedded in its cash flow projections and the discount rate could have a significant impact on fair value. An increase of 1% in the discount rate would have resulted in an additional impairment charge of approximately $17.0 million. A decrease of 1% in the growth rate would have resulted in an additional impairment charge of approximately $10.0 million.

No impairment charge was identified for the CGUs included in the Civil Aviation Training Solutions and Defense and Security segments.